909 Hillcroft, Suite 420

Houston , TX 77057

713-467-2222

Otober 13, 2015

NEWS RELEASE

Press Contacts:

Rhonda LittleSales and Marketing CoordinatorPhone: 800-880-2212Email: rlittle@hartmaninvestment.com

Hartman Short Term Income Properties XX, Inc. Gives New Details of Anticipated Closing Event

HOUSTON - Hartman Short Term Income Properties XX, Inc. (“Hartman XX”, “the Company”, “we”, or “the Sponsor”), a Houston based Real Estate Investment Trust, continues to move toward its goal of a potential listing/IPO liquidity event. The Company provided new details regarding its intention to close Hartman XX to new investments.

“We have taken discrete, concrete steps, including the engagements of both securities and compliance counsel (Mark Torok) and an IPO advisor (Rich Jennings) to better evaluate and structure a merger, the listing of shares on a national securities exchange, and an underwritten public offering,” said Al Hartman, CEO.

In an effort to make better informed decisions regarding a potential listing/IPO liquidity event for Hartman XX, in August of 2015, a group of Hartman executives traveled to New York to participate in a series of meetings with national and regional investment banking firms in New York City.

“There was significant interest by underwriters in being selected as the Hartman XX's lead underwriter, based on Hartman's long and successful track record in creating value,” said Rich Jennings, IPO advisor to the Hartman XX Board of Directors.

The Hartman XX Board of Directors has provided the following estimated timeline of events:

·

Close Hartman Short Term Income Properties XX, Inc. to new investments by March 31, 2016.

·

Complete a possible merger of Hartman Short Term Income Properties XX, Inc., Hartman Short Term Income Properties XIX, Inc., and Hartman Income REIT, Inc. during the second quarter of 2016.

·

If the Board of Directors chooses to move forward with a possible merger, completion of a possible public listing of the successor company on a national exchange could take place during the third or fourth quarter of 2016.

Any of the above events would be heavily dependent on market conditions and other matters not under the control of the Sponsor or Hartman XX, including, but not limited to, the approval of the boards and shareholders of all relevant entities. As such, the timing of such an event is impossible to predict with certainty. At this time the Hartman XX Board of Directors has not yet determined that a merger, listing of the shares, and/or an underwritten offering are the most suitable events to pursue for the benefit of the shareholders. There are no assurances a merger or liquidity event will occur or even that such an option will be approved by the Hartman XX Board of Directors or presented to the shareholders for approval.

About Hartman Short Term Income Properties XX, Inc.

Hartman Short Term Income Properties XX, Inc. is a Texas-centric REIT which owns fourteen properties in Dallas/Ft. Worth, Houston, and San Antonio. For additional information about Hartman XX visit www.HartmanREITs.com or call 800-880-2212. For more information, please contact Rick Vitale, CFA, at 651-491-3693.

The forward-looking statements contained in this news release speak only as of the date of its release, the company does not undertake to revise these forward-looking statements to reflect events after the date of this release.

This release contains certain forward-looking statements. Words such as “anticipates”, “expects”, “intends”, “plans”, “believes”, “seeks”, “estimates”, “may” and “should” and their variations identify forward-looking statements. Because such statements include risks, uncertainties and contingencies, actual results may differ materially from those expressed or implied by such forward-looking statements and you should not place undue reliance on any such statements. A number of important factors could cause actual results to differ materially from the forward-looking statements contained in this release. Such factors include those described in the Risk Factors sections of Hartman Short Term Income Properties XX, Inc.’s annual report on Form 10-K and other reports filed with the Securities and Exchange Commission. Forward-looking statements in this document speak only as of the date on which such statements were made, and the company undertakes no obligation to update any such statements that may become untrue because of subsequent events. Such forward-looking statements are subject to the safe harbor protection for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

THIS PRESS RELEASE SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY SECURITIES.

Securities offered through D. H. Hill Securities, LLLP, Member FINRA/SIPC, 1543 Green Oak Place, Suite 100, Kingwood, TX  77339, 832-644-1852.